Acquisitions	3 Months Ended	12 Months Ended
	Oct. 31, 2019	Jul. 31, 2019
Business Combinations [Abstract]
Acquisitions

Note 16 – Acquisitions:

MediSource and Pantheon:

On August 1, 2019, the Company, through its wholly owned subsidiary NDS, closed on Asset Purchase Agreements (the “APAs”) for the purchase of substantially all the operating assets of MediSource Partners, LLC (“MediSource”) and Pantheon Medical - Foot & Ankle, LLC (“Pantheon”).

MediSource contracts with vendors (including Pantheon) for nationwide distribution of implants and devices for spine, hips, knees, foot, ankle, hand, and wrist surgeries. Additional product lines include biologics (blood, bone, tissue, and stem cells), durable medical equipment, and soft goods. MediSource also supplies kits to process bone marrow aspirates and platelet rich plasma biologics at the time of surgery.

Pantheon sells a physician friendly, “all-in-one,” integrated kit that includes plates, screws, and tools required for orthopedic surgeons and podiatrists conducting foot and ankle surgeries. Over the next three years, Pantheon expects to develop and submit several new product lines to the FDA, which will include cannulated surgical screws and surgical staples, as well as a proprietary Hammertoe System.

The goal in acquiring these operating companies is that they expect to provide multiple and significant revenue streams through delivery of patient-focused healthcare products and services, thus generating value and ultimately creating goodwill upon acquisition.

Travis H. Bird was the CEO and principal owner of both Pantheon and MediSource.

Under the APAs:

•	Generex will issue 400,000 shares of common stock in exchange for the Pantheon assets, and 560,000 shares of common stock in exchange for the MediSource assets.

•	Generex and NDS will pay up to $700,000 in cash to Pantheon as an earn out payment. No payment will be made unless the business conducted by NDS using the former Pantheon assets has EBITDA in the twelve months following closing in excess of $500,000. If the Pantheon business’s EBITDA meets or exceeds $1,000,000, the entire $700,000 will be paid. If the Pantheon business’s EBITDA exceeds $500,000 but is less than $1,000,000, a pro rata portion of the $700,000 earn-out will be paid.

•	Generex and NDS will pay up to $500,000 in cash to MediSource as an earn out payment. No payment will be made unless the business conducted by NDS using the former MediSource assets has EBITDA in the twelve months following closing in excess of $130,000. If the MediSource business’s EBITDA meets or exceeds $500,000, the entire $500,000 will be paid. If the MediSource business’s EBITDA exceeds $130,000 but is less than $500,000, a pro rata portion of the $500,000 earn-out will be paid.

•	In the event the EBITDA targets are met for one or both MediSource and Pantheon, Travis Bird will receive sales commissions equal to 15% of net sales during the first year following closing, and 10% of net sales during the second year.

•	Both MediSource and Pantheon agreed to waive the 1:1 stock dividend Generex announced it will issue if Generex is listed on NASDAQ.

•	Each of Pantheon and MediSource will retain 50% of its cash on hand and 50% of its accounts receivable, with the remainder transferred to NDS at closing.

•	Generex and NDS will not assume any Pantheon or MediSource liabilities except for post-closing obligations under assumed contracts.

•	Pantheon and MediSource will not transfer their Medicare and Medicaid numbers.

At closing, Mr. Bird will enter into an 18-month consulting agreement with NDS. As compensation, Mr. Bird will receive Generex common stock with a value of $250,000, as well as monthly payments equaling $97,222. The monthly payments shall be paid from any available cash from the operations of Pantheon and MediSource. Any remaining balance of such monthly payments will consist of common stock. The agreement specifies the shares are to be freely tradeable. In addition, Mr. Travis will agree to fully assign and exchange any ownership rights in any new technology he develops with the Company, in exchange for a payment of $500,000 in value of common stock for each completed item submitted to the FDA.

The Company accounted for the Acquisition of MediSource and Pantheon as a business combination using the purchase method of accounting as prescribed in Accounting Standards Codification 805, Business Combinations (“ASC 805”) and ASC 820 – Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 805 and ASC 820, we used our best estimates and assumptions to accurately assign fair value to the tangible assets acquired, identifiable intangible assets and liabilities assumed as of the acquisition dates. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of tangible and identifiable intangible assets acquired and liabilities assumed.

Fair Value of the MediSource Acquisition

The following table summarizes the allocation of the preliminary purchase price as of the MediSource acquisition:

Preliminary Allocation as of August 1, 2019
Cash and cash equivalents	$13,895
Other current assets	11,864
Property and equipment, net	8,992
Accounts payable and accrued liabilities	(31,439)
Net Tangible Assets	$3,312
Tradename / Trademarks	47,600
Business Contracts	346,800
Non-Competes	124,600
Total Fair Value of Assets Acquired	522,312
Consideration:
Fair value of common stock	479,980
Contingent consideration	409,790
Consideration included in consulting agreement	104,168
Total Purchase Price	993,938
Goodwill	$471,626

Fair Value of the Pantheon Acquisition

The following table summarizes the allocation of the preliminary purchase price as of the Pantheon acquisition:

Preliminary Allocation as of August 1, 2019
Cash and cash equivalents	$35,410
Accounts receivable	133,269
Prepaid expenses	3,336
Inventory	266,071
Medical Equipment, net	67,299
Accounts payable	(53,242)
Accrued liabilities	(15,573)
Net Tangible Assets	$436,570
Tradename / Trademarks	55,400
IP/Technology	41,500
Non-compete agreement	232,100
Customer Base	274,600
Total assets acquired	$1,040,170
Consideration:
Fair value of common stock	671,972
Contingent consideration	354,292
Consideration included in consulting agreement	145,833
Goodwill	$131,927

The components of the acquired intangible assets were as follows:

	Preliminary Fair Value	Average Estimated Life
Tradename / Trademarks	$103,000	15
IP/Technology	41,500	5
Business Contracts	346,800	15
Customer Base	274,600	10
Non-compete agreement	356,700	3
	$1,112,600

Unaudited Supplemental Pro Forma Data

Unaudited pro forma results of operations for the three months ended October 31, 2019 and 2018 as though the Company acquired MediSource and Pantheon on the first day of each fiscal year are set forth below.

	Three months Ended October 31,
	2019	2018
Revenues	$721,661	$2,141,000
Cost of revenues	133,618	987,409
Gross profit	588,043	1,153,591
Operating expenses	5,136,754	2,629,854
Operating loss	(4,548,711)	(1,476,262)
Other income (expense)	(4,763,836)	19,389,944
Net loss	$(9,312,547)	17,913,682
Comprehensive net loss	$(9,312,547)	$17,913,682

Note 13 – Acquisitions:

NuGenerex Diagnostics LLC:

On January 18, 2017, the Company acquired a 51% interest in NuGenerex Diagnostics LLC (“NGDx”), formerly Hema Diagnostic Systems, LLC, pursuant to the Acquisition Agreement. At closing, the Company acquired 4,950 of NGDx’s 10,000 previously outstanding limited liability company units in exchange for 1,117,011 shares of Generex common stock valued at $253,721, plus 420 shares of Generex common stock issued to NGDx in exchange for 300 new limited liability company units. The Acquisition Agreement also provides the Company with a call option to acquire the remaining 49% of NGDx and a retirement of NGDx shareholder loans in the amount of $13,431,706 (including interest) (the “Call Option”) for the aggregate purchase price of $1. On November 30, 2018, the call option was exercised, and the Company acquired the remaining 49% of NGDx.

Following the closing and the completion of Company’s reverse stock split, the Company was required to issue an additional 4,830,000 shares of common stock and issue a warrant to a former shareholder of NGDx to acquire 15,000,000 additional shares of Generex common stock for $2.50 per share. The issue of this warrant is contingent upon the Company obtaining approval from its shareholders for an increase in its authorized share capital. The total consideration was valued at $1,350,916 on the date of the acquisition. As of July 31, 2019, all warrants relating to this acquisition have been issued which resulted in additional paid in capital of $9,032,435.

Fair Value of the NGDx Assets

The intangible assets acquired includes In–Process Research & Development (“IPR&D”). The Fair Value of the IPR&D intangible asset using an Asset Cost Accumulation methodology as of January 18, 2017 (the “Valuation Date”) was determined to be $2,911,377. Intangible assets are generally amortized on a straight-line basis over the useful lives of the assets. The Company is currently not amortizing the in-process research and development until it becomes commercially viable and placed in service. At the time when the intangible assets are placed in service the Company will determine a useful life.

The net purchase price of NGDx was determined to be as follows:

	Stock Price at Closing	Shares	Fair Value
Purchase price:
Common Stock at closing	$0.23	1,117,011	$253,721
Common Stock after closing	$0.23	420	95
Common Stock post reverse stock split	$0.23	4,830,000	1,097,100
Total purchase price		5,947,431	$1,350,916

As of January 18, 2017, the issue of the warrant to acquire 15,000,000 additional common shares of Generex was contingent upon shareholder approval of an increase in the Company’s authorized capital stock. No warrant could be issued by the Company until such time that an increase in authorized capital has been approved. At the time of closing, management was not of the opinion that it is more likely than not that the warrant will be issued, and the Call Option will be exercised, accordingly no values have been attributed to the warrant and Call Option at closing. During 2017, management made a redetermination and estimated that it was more likely than not that the shareholder approval to increase authorized share capital would be obtained and the Call Option would be exercised.

On December 1, 2018, pursuant to the Acquisition Agreement the Company issued the warrant to 15,000,000 additional common shares of Generex to Stephen L. Berkman. The Warrant is exercisable until December 1, 2019 at an exercise price of $2.50 per share. The Warrant contains a provision prohibiting the exercise of the Warrant to the extent that, after exercise, Mr. Berkman would own more than 9.99% of the Company’s common stock. The Warrant was issued pursuant to the January 18, 2017 Acquisition Agreement among the Company, NGDx, Stephen L. Berkman and the other equity owners of NGDx.

Simultaneously, on December 1, 2018, Company exercised the Call Option and acquired the remaining 49% non-controlling interest in NGDx. Accordingly, the fair values of the warrants and call option was updated through the issuance and exercise date and the change in the fair value of the contingent purchase consideration of a loss of $4,397,507 and a gain of $15,147,591 was recorded and included in the condensed interim consolidated statements of operations and comprehensive income for the year ending July 31, 2019. The Company adopted a sequencing policy and determined that the warrants with fixed exercise price were excluded from derivative consideration.

The remaining fair value of the call option and the warrant payable remaining at the time of exercise of the call option and issuance of the warrant was charged against additional paid-in capital as an elimination of non-controlling interest for a loss of $6,951,015.

Fair Value Assumptions Used in Accounting for the Warrant

The Company used the Black-Scholes option-pricing model to calculate the fair value of the warrant. The Black-Scholes option-pricing model requires six basic data inputs: the exercise or strike price, time to expiration, the risk-free interest rate, the current stock price, the estimated volatility of the stock price in the future, and the dividend rate. The key inputs used in the fair value calculations were as follows:

	December 1, 2018	July 31, 2018
Exercise price	2.50	2.50
Time to expiration	3.14 years	3.47 years
Risk-free interest rate	3.01%	2.77%
Estimated volatility	138.61%	143.97%
Dividend	—	—
Stock price at valuation date	$0.9	$0.1

Fair Value Assumptions Used in Accounting for Call Option

The Company used the Monte Carlo model to calculate the fair value of the call option. The valuations are based on assumptions as of the valuation date with regard to the value of the asset acquired net of impairment, the risk-free interest rate, the estimated volatility of the stock price in the future, the time to expiration and the stock price at the date of valuation.

The following assumptions were used in estimating the value of the Call Option:

	December 1, 2018	July 31, 2018
Risk-free interest rate	2.52%	2.44%
Estimated volatility	164.43%	129.95%
Remaining Term	1.13 years	1.47 years
Stock price at valuation date	$0.9043	$0.0976

Grainland and Empire Pharmacies:

On December 28, 2017, the Company through its wholly owned subsidiary NuGenerex, completed the acquisition of the assets and 100% of the membership interests of two pre-operational pharmacies, Empire State Pharmacy Holdings, LLC and Grainland Pharmacy Holdings, LLC, pursuant to the bills of sale for a consideration of $320,000 Promissory Note due and payable in full on June 28, 2018 bearing an annual interest rate of 3%. The note was extended by six months and set to mature with the same terms on December 28, 2018. The note remains active and interest has continued to accrue while new terms of the note are in process of being negotiated.

We finalized our allocation of the purchase price as of December 28, 2018. The final allocation of the purchase price as of January 31, 2019, is as follows:

	Preliminary Allocation as of December 28, 2017	Allocation Adjustments	Final Allocation
Intangible assets (licenses)	$276,380	$—	$276,380
Property and equipment	19,879	—	19,879
Computer software acquired	5,980	—	5,980
Leasehold Improvements	17,761	—	17,761
Total assets acquired	320,000	—	320,000
Consideration:
Note Payable	320,000		320,000
Goodwill	$—		$—

The entire value of the intangible assets represents the licenses obtained to operate a pharmacy in the respective state of each of the acquired pharmacies. Intangible assets are generally amortized on a straight-line basis over the useful lives of the assets. The Company is currently not amortizing the pharmacy license until the pharmacies becomes commercially viable and operations begin in the acquired pharmacies. At the time, when the licenses are placed in service, the Company will determine a useful life.

Since acquisition, Grainland Pharmacy Holdings, LLC ceased to operate. Accordingly, the value allocated to its tangible assets, leasehold improvements and licenses acquired for $99,519 was charged to impairment of long-lived assets.

Since acquisition, Empire State Pharmacy Holdings, LLC ceased to operate. Accordingly, the value allocated to its Intangible Assets Arising on Acquisition acquired for $188,068 was charged to impairment of long-lived assets.

Veneto:

On October 3, 2018, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Veneto Holdings, L.L.C. (“Veneto”) to purchase certain assets of Veneto.

Effective as at October 3, 2018, NuGenerex Distribution Solutions, LLC assigned the Veneto Asset Purchase Agreement to NuGenerex Distribution Solutions 2, LLC.  The sole member of that LLC is NuGenerex Management Services, Inc., a wholly-owned subsidiary of Generex Biotechnology Corporation.

The aggregate purchase price for the Assets is $35,000,000 including the Promissory Note. At the Second Closing, the Company will pay the principal of the Promissory Note plus interest to Veneto, (i) $9,000,000 will be paid by the Company into a trust or other fiduciary account acceptable to Veneto to be used exclusively for satisfaction of certain contingent liabilities of Veneto and subsidiaries of Veneto not being acquired by the Company, (ii) $3,000,000 will be paid by the Company into an escrow account to secure potential obligations of Veneto in respect of the Second Closing date working capital and under the indemnification provisions of the Agreement and (iii) the balance will be payable directly to Veneto in cash.

The Company had also entered into a temporary fee-for-service arrangement with Veneto and one of its subsidiaries for Veneto to provide management, personnel, operational, administrative and other services with respect to the First Closing Assets pending the Second Closing. At the Second Closing, all of Veneto personnel providing these services became employees or consultants of the Company, and, therefore, Veneto no longer provides these services.

At the First Closing, the Promissory Note issued to Veneto in the original principal amount of $15,000,000 with interest at an annual rate of 5.0% and guaranteed by Generex and Joseph Moscato, and secured by a first priority security interest in the Company’s assets other than the First Closing Assets was subsequently cancelled upon the issuance of the new promissory note on the Second Closing in the principal amount of $35,000,000 with an annual of 12.0% and guaranteed by Generex and Joseph Moscato.

On November 1, 2018 the Company consummated the acquisition of the Second Closing Assets, consisting primarily of Veneto’s management services organization business and two additional ancillary services. The aggregate price for the First Closing Assets and the Second Closing Assets was $30,000,000. The Company issued a promissory note in the principal amount of $35,000,000 (the “New Note”) consisting of the $30,000,000 purchase price and a $5,000,000 original issue discount, as the sole consideration payable on the Second Closing Date. In addition, we agreed to assume approximately $3.8 million in outstanding institutional debt of Veneto subsidiaries, but will have the use of Veneto cash which would otherwise have been applied to paying down the debt.

There was $62,500 of accrued interest on the first closing $15,000,000 note and an additional $1,716,129 of accrued interest on the second closing $35,000,000 promissory note for a total of $1,778,629 accrued interest through March 28, 2019 when the Company entered into an Amendment Agreement (the “Amendment”). This Amendment between with Veneto and the equity owners of Veneto (the “Veneto Members”) to restructure the payment of the obligation that in satisfaction of all obligations the Company would cause to be delivered 8,400,000 shares of the Company’s common stock (the “Generex Shares”) to be delivered on or before April 22, 2019; plus an aggregate 5,500,000 shares of the Company’s subsidiary, common stock of Antigen Express, Inc.(“Antigen Shares”). The Company and the Veneto Members further agreed to certain downside protection between $2.50 per share and $1.50 per share subject to terms and conditions contained in the agreement. The Generex Shares were delivered on May 23, 2019, but due to the current and ongoing litigation with the Veneto Members, the Antigen Shares have not been delivered.

As a result of the Amended Agreement entered into on March 28, 2019 (“the Amendment”) with Veneto and the equity owners of Veneto (the “Veneto Members”) to restructure the Promissory Note, the Company was evaluated for downside protection associated with the 8,400,000 issued shares in lieu of cash payments against the Promissory Note. Based on the valuation as of the date of agreement on March 28, 2019, an allocation of $6,424,338 was allocated to derivative liability for downside protection. As of July 31, 2019, the downside protection had a market change of $3,085,502 and held a value of $3,338,836.

Fair Value of the Veneto Acquisition

The following table summarizes the allocation of the preliminary purchase price as of the Veneto acquisition as of the First Closing and the Second Closing:

	“First Closing” completed on October 3, 2018	“Second Closing” completed on November 1, 2018	Total
Cash and cash equivalents	$2,410,150	$—	$2,410,150
Accounts receivable, net	1,935,078	—	1,935,078
Inventory, net	1,068,856	—	1,068,856
Prepaid expenses	95,804	—	95,804
Property and equipment, net	652,590	—	652,590
Other receivables	1,014,316	—	1,014,316
Notes receivable - LT	1,387,763	—	1,387,763
Other assets, net	25,745	—	25,745
Intangible assets, net	35,603	7,110,000	7,145,603
Total assets acquired	8,625,905	7,110,000	15,735,905
Total current liabilities	2,509,887	—	2,509,887
Notes payable	—	3,403,948	3,403,948
Total liabilities assumed	2,509,887	3,403,948	5,913,835
Net identifiable assets acquired	6,116,018	3,706,052	9,822,070
Goodwill	8,883,982	16,293,948	25,177,930
Total consideration transferred	$15,000,000	$20,000,000	$35,000,000

The following table summarizes the allocation of the revalued purchase price as of the Veneto acquisition as of the First Closing and the Second Closing during the year ending July 31, 2019:

	“First Closing” completed on October 3, 2018	“Second Closing” completed on November 1, 2018	Total
Cash and cash equivalents	$2,410,150	$—	$2,410,150
Accounts receivable, net	1,430,638	—	1,490,638
Inventory, net	1,068,856	—	1,068,856
Prepaid expenses	95,804	—	95,804
Property and equipment, net	652,590	—	652,590
Other receivables	1,014,316	—	1,014,316
Notes receivable - LT	1,387,763	—	1,387,763
Other assets, net	25,745	—	25,745
Intangible assets, net	35,603	811,000	846,603
Total assets acquired	8,181,465	811,000	8,992,465
Total current liabilities	2,065,448	—	2,065,448
Notes payable	—	3,403,948	3,403,948
Total liabilities assumed	2,065,448	3,403,948	5,469,396
Net identifiable assets acquired	6,116,017	(2,592,948)	3,523,069
Goodwill			15,051,769
Total consideration transferred	$—	$—	$18,574,838

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification® (“ASC”) Topic 310, “Receivables”, this agreement is classified as a note receivable and carried at their net realizable value net of allowance of credit losses when management determines that it is probable a loss has been incurred. Notes receivable are charged off against the allowance for credit losses when management determines that the notes receivable are uncollectible and the Company ceases collection efforts. The Company recognizes a portion of the note as interest income in the accompanying consolidated financial statements.

The note receivable for $1,387,763 acquired during the first closing of Veneto on October 3, 2018 was to be automatically converted per the purchase agreement into 6% ownership of a third-party company. Due to the ongoing litigation with Veneto, management has not been able to obtain evidence that this note was converted into 6% ownership of the third-party company. In July 2019, Management reviewed all aspects of this transactions and concluded that it has no reason to believe that this amount will be recovered, as such they deem the note receivable of $1,387,763 to be fully impaired.

As of July 31, 2019, the note receivable balance had increased to $1,443,083 due to $55,300 of additional accrued interest. The Company has elected to record an allowance for credit loss of $1,387,763 as of July 31, 2019 to fully reserve for the principal portion of the note receivable. The remaining $55,300 of accrued interest was written off and netted against interest income in the consolidated financial statements.

The significant intangible assets identified in the purchase price allocation discussed above include developed software and technology, referral base (recurring revenue from the MSO investments and their use of Company owned pharmacies) and non-compete agreements with continued employment of key employees. Tradenames and trademarks were not valued as tradenames and trademarks will not be maintained going forward. To value the developed software and technology, the Company utilized the relief from royalty method, a form of the income approach to value the developed software and technology which assumes a limited technology life and market share adjusted by assumed obsolescence with a terminal value. The referral base was valued using a multi-period excess earnings method, a form of the income approach. The Company utilized the with and without method, a form of the income approach to value non-compete agreements with Generex.

The preliminary amounts assigned to the identifiable intangible assets, the estimated useful lives, and the estimated amortization expense related to these identifiable intangible assets are as follows:

	Preliminary Fair Value	Average Estimated Life
Developed Software/Technology	$131,000	5
Referral Base	—	15
Non-compete agreements	680,000	3
	$811,000

Intangible assets are generally amortized on a straight-line basis over the useful lives of the assets.

Goodwill initially represented the excess of the purchase price over the fair market value of net assets acquired. Goodwill for Veneto Acquisition was $8.9 million as of the date of the First Closing and $16.3 million as of the date of the Second Closing. Based on the Amended Agreement (the “Amendment”) entered into on March 28, 2019 referred to above which stipulated that in lieu any cash payments, the Company would deliver shares of the Company’s common stock (the “Generex Shares”). Additionally, in pursuant to ASC 805 and specifically, ASC 805-10-25-14, the Company recognized the change in assets and liabilities as a result of facts and circumstances that existed as of the acquisition date that would have resulted in the recognition of the assets and liabilities with the corresponding decrease of goodwill from $24.2 million to $13.6 million.

During the year ending July 31, 2019, the amounts assigned to the identifiable intangible assets, the estimated useful lives, and the estimated amortization expense related to these identifiable intangible assets were revalued as follows:

	Preliminary Fair Value	Average Estimated Life
Developed Software/Technology	$397,000	5
Referral Base	10,000	15
Non-compete agreements	1,870,000	3
	$2,277,000

Regentys and Olaregen:

On January 7, 2019, the Company closed two separate Acquisition Agreements pursuant to which the Company acquired a 51% interest in both Regentys Corporation (“Regentys”) and Olaregen Therapeutix Inc. (“Olaregen”).

The Company accounted for the acquisitions of both Regentys and Olaregen as business combinations using the purchase method of accounting as prescribed in Accounting Standards Codification 805, Business Combinations (“ASC 805”) and ASC 820 – Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 805 and ASC 820, the Company used its best estimates and assumptions to accurately assign fair value to the tangible assets acquired, identifiable intangible assets and liabilities assumed as of the acquisition dates. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of tangible and identifiable intangible assets acquired and liabilities assumed.

The fair values assigned to Regentys’ and Olaregen’s tangible and identifiable intangible assets acquired, and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired, and liabilities assumed are considered preliminary and are based on the information that was available as of the date of the acquisition. The preliminary estimated fair values of assets acquired, and liabilities assumed, and identifiable intangible assets may be subject to change as additional information is received. Thus, the provisional measurements of fair value are subject to change. The Company expects to finalize the valuations as soon as practicable, but not later than one year from the closing date.

Regentys:

On November 28, 2018, Generex and Regentys entered into a binding letter of intent (“LOI”) contemplating the Company’s acquisition of 51% of the outstanding capital stock of Regentys for a total consideration of $15,000,000. On January 7, 2019 the Company completed a definitive Stock Purchase Agreement and related documents effecting the transactions contemplated by the LOI.

Pursuant to a Stock Purchase Agreement between the Company and Regentys (the “Purchase Agreement”) the Company acquired 12,048,161 newly issued shares of the Regentys common stock representing 51% percent of the issued and outstanding capital stock of Regentys (“Regentys Shares”).

In addition to $400,000 paid to Regentys upon signing of the LOI, the purchase price for the Regentys Shares will consist of the following cash payments, with the proceeds intended to be used for specific purposes, as noted:

•	$3,450,000 to initiate pre-clinical activities on or before January 15, 2019. As of the date this report was filed, the Company has paid $650,000 and the remaining balance of $2,800,000 is payable on or before November 30, 2019 per extension in amended agreement.
•	$2,000,000 to initiate patient recruitment activities on or before May 1, 2019. As of the date this report was filed, the Company has not yet paid this installment and the full balance of $2,000,000 is payable on or before November 30, 2019 per extension in amended agreement.
•	$3,000,000 to initiate a first-in-human pilot study on or before September 1, 2019.
•	$5,000,000 to initiate a human pivotal study on or before February 1, 2020.
•	$1,150,000 to submit a 510(k) de novo submission to the FDA on or about February 1, 2021.

The Company issued its Promissory Note in the amount of $14,600,000 (the “Note’) representing its obligation to pay the above amounts. The Note is secured by a pledge of the Regentys shares pursuant to a Pledge and Security Agreement. In the event that Generex does not make any of the first three payments listed above, at Regentys’ option either:

•	Generex will forfeit all of the Regentys shares issued with no refund of amounts paid; or
•	Generex will issue shares of its common stock to Regentys equivalent to 110% of the value of the missing payment, which shares will be registered for resale.

In the event Generex does not make either or both of the fourth and fifth payments, its share ownership of Regentys will be proportionately reduced.

On March 14, 2019, the Company and Regentys amended the Stock Purchase Agreement and Promissory Note to extend the due date of the remaining balance of the first tranche of Guaranteed Payments amounting to $2,800,000 on or before April 1, 2019. On October 31, 2019, the Company and Regentys signed an extension to extend the due date on or before November 30, 2019. The extensions of the due date have no impact on the existing schedule of future payments or any additional terms within the Note. Regentys has not filed any notice of default as of the date of publication, and Generex continues to provide Regentys with business opportunities continuing the relationship.

Fair Value of the Regentys Acquisition

The following table summarizes the allocation of the preliminary purchase price as of the Regentys acquisition:	Preliminary Allocations as of January 7, 2019	Allocation Adjustments	Revised Allocation
Cash and cash equivalents	$61,857	$—	$61,857
Other current assets	13,138	20,543	33,591
Property and equipment, net	444	—	444
Accounts payable and accrued liabilities	(1,181,920)	(307,495)	(1,488,870)
Notes payable	(639,009)	29,685	(609,324)
Loans form related parties	(16,506)	(399,999)	(416,505)
Deferred tax liability	(889,782)	30,320	(859,462)
In-Process research & development	3,510,680	(119,630)	3,391,050

Non-Controlling interest, net of proceeds:
Note receivable from Generex	14,345,205	(2,791)	14,345,414
Redeemable non-controlling interest	(4,073,898)		(4,073,898)
Non-controlling interest	(9,870,762)	(2,791)	(9,870,762)
Cash paid prior to the time of closing	—	400,000	400,000
Total Fair Value of Assets Acquired	1,259,447	(751,613)	907,833
Consideration:
Cash paid prior to the time of closing	400,000	—	400,000
Note receivable from Generex	14,345,205	(2,791)	14,342,414
Goodwill	$13,485,758	$748,823	$13,834,581

The redeemable non-controlling interest of $4,073,898, representing the Series Stock A, was determined by deducting the total consideration paid of $14,745,205 from the total purchase value totaling $28,689,865 based on a convergence method in an Option Pricing Model using the Regentys capital structure with 12,048,161 newly issued shares of the Regentys common stock representing 51% percent of the issued and outstanding capital stock of Regentys. See Note 7 – Redeemable Non-Controlling Interest.

Olaregen:

On November 27, 2018, Generex and Olaregen entered into a binding letter of intent (“LOI”) contemplating the Company’s acquisition of 51% of the outstanding capital stock of Olaregen for a total consideration of twelve million dollars ($12,000,000).

As of January 7, 2019, the Company completed a definitive Stock Purchase Agreement (“Purchase Agreement”) and related documents effecting the transactions contemplated by the LOI.

The Company acquired 3,282,632 newly issued shares of the Olaregen common stock representing 51% percent of the issued and outstanding capital stock of Olaregen (“Olaregen Shares”).

In addition to $400,000 paid to Olaregen upon signing of the LOI, the purchase price for the Olaregen Shares will consist of the following cash payments:

•	$800,000 on or before January 15, 2019. The Company has paid this installment.
•	$800,000 on or before January 31, 2019. As of the date this report was filed, the Company has paid $491,500 of this installment and remaining balance of $308,500 is payable on or before November 30, 2019 per extension in amended agreement.
•	$3,000,000 on or before April 1, 2019. As of the date this report was filed, the Company has not yet paid this installment and the full balance of $3,000,000 is payable on or before November 31, 2019 per extension in amended agreement.
•	$1,000,000 On or before May 31, 2019. As of the date this report was filed, the Company has not yet paid this installment and the full balance of $1,000,000 is payable on or before November 30, 2019 per extension in amended agreement.
•	$6,000,000 on or before September 30, 2019.

In addition, during May 2019, Generex pursuant to a Stock Purchase Agreement purchased 592,682 shares of Series A Preferred Stock of Olaregen in exchange for 4,000,000 shares of the Company’s common stock and a $2,000,000 Promissory Note bearing interest at 7% per annum (the “Notes”) originally due and payable on August 1, 2019. As of the date this report was filed, the Company has not yet paid the balance due of this Note.

The Company issued its Promissory Note in the amount of $11,600,000 (the “Note’) representing its obligation to pay the above amounts. The Note is secured by a pledge of the Olaregen shares pursuant to a Pledge and Security Agreement. In the event that Generex fails to pay the installment due on November 30, 2019, Generex will forfeit the shares allocated to that installment (1,600,000 Olaregen shares) and Olaregen will be entitled to “claw back” fifty percent (50%) of any and all shares paid for by the prior payments.

On March 14, 2019, the Company and Olaregen amended the Stock Purchase Agreement and Promissory Note to extend the due date of the remaining balance of the second tranche of Guaranteed Payments amounting to $600,000 on or before April 1, 2019. The Company remitted additional payments of $200,000 on April 30, 2019 and $38,500 on May 17, 2019. On May 22, 2019, the Company and Olaregen amended the agreement to extend the due date of the remaining balance of the second tranche of Guaranteed Payments amounting to $361,500, the full balance of the third tranche amounting to $3,000,000 and the full balance of the fourth tranche amounting to $1,000,000 (total of $4,361,500) on or before June 30, 2019. The extensions of the due date have no impact on the existing schedule of future payments or any additional terms within the Note. Olaregen has not filed any notice of default as of the date of publication, and Generex continues to provide Olaregen with business opportunities continuing the relationship.

In the event Generex does not make any other payments, its share ownership of Olaregen will be proportionately reduced.

Based on the Note, in the event any incremental payment is not paid when due, Olaregen has the option to increase the per share purchase price for all remaining purchased shares to $4.00 per share. Based on $1,400,000 of remitted payments and a Promissory Note balance of $10,400,000 prior to the first extension agreement on March 14, 2019, Olaregen elected the option to proportionally increase the per share purchase price to $4.00 for the remaining 2,899,658 of the total 3,282,632 shares to be acquired. The resulting penalty amounts to an additional $998,633 which has been accrued for the Company to remit to Olaregen pursuant to the acquisition.

Generex has a limited anti-dilution right under the Purchase Agreement, to ensure that Generex will retain 51% ownership in Olaregen for a period of time.

Fair Value of the Olaregen Acquisition

The following table summarizes the allocation of the preliminary purchase price as of the Olaregen acquisition:

	Preliminary Allocations as of January 7, 2019	Allocation Adjustments	Revised Allocation
Cash and cash equivalents	$608,419	$(400,000)	$208,419
Prepaid expenses	20,488	—	20,488
Inventory	408,501	—	408,501
Other current assets	37,950	—	37,950
Accounts payable	(216,670)	—	(216,670)
Accrued liabilities	(216,694)	—	(216,694)
Deferred tax liability	(1,040,173)	397,513	(642,660)
In-Process research & development	3,980,000	(1,521,000)	2,459,000
Non-compete agreements	790,000	(260,000)	530,000

Non-Controlling interest, net of proceeds:
Note receivable from Generex	11,472,663	—	11,472,663
Non-controlling interest	(11,999,559)	—	(11,999,559)
Cash paid prior to the time of closing	—	400,000	400,000
Total Fair Value of Assets Acquired	3,844,925	(1,383,485)	2,461,440
Consideration:
Cash paid prior to the time of closing	400,000	—	400,000
Note receviable from Generex	11,472,663	—	11,472,664
Goodwill	$8,027,738	$1,383,485	$9,411,224

The components of the acquired intangible assets were as follows:

	Preliminary Fair Value	Average Estimated Life
In-process research and development	$3,980,000	—
Non-compete agreement	790,000	3
	$4,770,000

Unaudited Supplemental Pro Forma Data

Unaudited pro forma results of operations for the year ended July 31, 2019 and 2018 as though the Company acquired Veneto, Olaregen and Regentys (the “Acquired Companies”) on the first day of each fiscal year are set forth below.

	Year Ended July 31,
	2019	2018
Revenues	$11,217,169	$57,137,821
Cost of revenues	4,143,586	19,236,850
Gross profit	7,073,583	37,900,971
Operating expenses	13,338,328	45,146,085
Operating loss	(6,264,744)	(7,245,114)
Other income (expense)	1,469,732	523,226
Net loss	(4,795,012)	(6,721,888)
Net loss attributable to noncontrolling interests	(1,606,316)	(230,222)
Net Income (loss) Available to Common Stockholders	(3,188,696)	(6,491,666)
Comprehensive net loss	$(3,188,696)	$(6,491,666)
Basic and diluted earnings per share	$(0.05)	$(0.29)